Goodwill	12 Months Ended
Dec. 31, 2018
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
7.	GOODWILL

Goodwill allocated to reportable segments as of December 31, 2018 and 2017 and changes in the carrying amount of goodwill during the years ended December 31, 2018 and 2017 are as follows:

	Automotive and Discrete Group (ADG)	Microcontrollers and Digital ICs Group (MDG)	Analog, MEMS & Sensors Group (AMS)	Others	Total
December 31, 2016	—	114	2	—	116
Foreign currency translation	—	7	—	—	7

December 31, 2017	—	121	2	—	123

Foreign currency translation	—	(2)	—	—	(2)

December 31, 2018	—	119	2	—	121

The segment reallocation as described in Note 17 did not impact goodwill.

During the third quarter of 2018, the Company performed its annual impairment campaign. The Company did not elect to perform a qualitative assessment. The impairment test was conducted following a two-step process. In the first step, the Company compared the fair value of the reporting units tested to their carrying value. Based upon the first step of the goodwill impairment test, no impairment was recorded since the fair value of the reporting units exceeded its carrying value.

Goodwill as at December 31, 2018 and 2017 is net of accumulated impairment losses of $102 million, of which $96 million relates to the MDG segment and $6 million to Others. In 2018, 2017 and 2016, no impairment loss was recorded by the Company on any of its reporting units’ goodwill.